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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                                 EXCHANGE OFFER
              OF SHARES OF 10% CUMULATIVE PREFERRED STOCK FOR UP TO
                        2,000,000 SHARES OF COMMON STOCK
                                       OF
                         TARRAGON REALTY INVESTORS, INC.


         This Notice of Guaranteed Delivery or a form substantially equivalent hereto must be used to accept Tarragon Realty Investors, Inc.'s offer (the "Offer") to exchange shares of its 10% Cumulative Preferred Stock, par value $0.01 per share (the "Preferred Stock") for up to 2,000,000 shares of its Common Stock, par value $0.01 per share if (a) certificates representing shares of Common Stock are not immediately available, (b) the procedures for book-entry transfer cannot be completed prior to the Expiration Time (as defined), or (c) time will not permit the shares of Common Stock and all other required documents to reach the Exchange Agent prior to the Expiration Time. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, telegram or telex to the Exchange Agent as set forth below. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in Tarragon's Prospectus dated ____________, 2000 (as the same may be amended or supplemented from time to time, the "Exchange Offer").

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., LOCAL NEW YORK CITY TIME, ON [APRIL
20, 2000 OR 40 DAYS AFTER EFFECTIVE DATE] (THE "EXPIRATION TIME"), UNLESS EXTENDED. TENDERS OF SHARES OF COMMON STOCK MAY BE WITHDRAWN AT ANY TIME PRIOR
TO THE EXPIRATION TIME.
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                 To:

AMERICAN STOCK TRANSFER & TRUST COMPANY

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               By Hand:                         By Overnight Courier:                        By Mail:
      40 Wall Street, 46th Floor              40 Wall Street, 46th Floor            40 Wall Street, 46th Floor
       New York, New York 10005                New York, New York 10005              New York, New York 10005

          Other Information

                             By Facsimile:                              Telephone Numbers:
                            (718) 921-8365                             For Information Call
                         Confirm by Telephone                             (800) 937-5449
                            (718) 921-8210
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         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OR TELEX, OTHER THAN AS
SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.


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Ladies and Gentlemen:

         The undersigned hereby tender(s) to Tarragon Realty Investors, Inc., upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the number of shares of Tarragon Common Stock set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus under the heading "Procedures for Tendering."

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


                            PLEASE SIGN AND COMPLETE

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Signature(s) of Registered Holder(s) or                       Address(es):
Authorized Signatory:                                                     -------------------------------

                                                              -------------------------------------------

                                                              -------------------------------------------


Name(s) of Registered Holder(s):

                                                              Area Code and Telephone No.:

                                                              -------------------------------------------

                                                              If shares of Common Stock will be delivered
                                                              by book-entry transfer, check appropriate
                                                              box below:

Number of shares of Common Stock Tendered:

                                                              [ ]    The Depository Trust Company

Certificate No(s). of shares of Common Stock                  [ ]    Midwest Securities Trust Company
(if available):
                                                              [ ]    Philadelphia Depository Trust Company

                                                              Account No.:
                                                                          --------------------------------
Date:
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This Notice of Guaranteed Delivery must be signed by the registered holder(s) of shares of Common Stock exactly as their name(s) appear(s) on the certificates representing such shares of Common Stock or on a security position listing as the owner(s) of the shares of Common Stock or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, guardian, attorney-in-fact, officer of a corporation, executor, administrator, agent or other representative, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
         -----------------------------------------------------------------------

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Address(es):
            --------------------------------------------------------------------

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Do not send shares of Common Stock with this form. Shares of Common Stock should be sent to the Exchange Agent, together with a properly completed and validly executed Letter of Transmittal.
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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States or another "Eligible Guarantor Institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that, no later than 5:00 p.m., New York City time, on the third New York Stock Exchange ("NYSE") trading day after the date of execution of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal (or a facsimile thereof), together with shares of Common Stock tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such shares of Common Stock into the Exchange Agent's account at a Book-Entry Transfer Facility, pursuant to the procedure for book-entry transfer set forth in the Offer to Purchase under the heading "Procedure for Tendering"), and all other required documents will be deposited by the undersigned with the Exchange Agent at one of its addresses set forth above.

Name of Firm:
             ----------------------------         ------------------------------
                                                       Authorized Signature

Address:                                          Name:
         --------------------------------              -------------------------

                                                  Title:
                                                        ------------------------

Area Code and Telephone No.:
                            -------------

Date:
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         DO NOT SEND SHARES OF COMMON STOCK WITH THIS FORM. ACTUAL SURRENDER OF
SHARES OF COMMON STOCK MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.